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                                                                    EXHIBIT 99.3


                      FEDERAL DEPOSIT INSURANCE CORPORATION

                                WASHINGTON, D.C.

                                       AND

                      DEPARTMENT OF FINANCIAL INSTITUTIONS

                               STATE OF WISCONSIN

                                    )
In the Matter of                    ) ORDER TO CEASE AND DESIST
                                    )
MARINE BANK,                        ) FDIC-04-085b
WAUWATOSA, WISCONSIN                )
                                    )
(Insured State Nonmember Bank)      )
                                    )

     Marine Bank, Wauwatosa, Wisconsin ("Bank"), having been advised of its right to a NOTICE OF CHARGES AND OF HEARING detailing the unsafe or unsound banking practices and violations of law, rule, or regulation alleged to have been committed by the Bank, and of its right to a hearing on the charges under section 8(b) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C. Section 1818(b), and under section 220.04(9) of the Wisconsin Statutes, Wis. Stat.
Section 220.04(9), regarding hearings before the Department of Financial Institutions for the State of Wisconsin ("WDFI"), and having waived those rights, entered into a STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST ("CONSENT AGREEMENT") with representatives of the Federal Deposit Insurance Corporation ("FDIC") and WDFI, dated APRIL 27TH, 2004, whereby, solely for the purpose of this



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proceeding and without admitting or denying the charges of unsafe or unsound banking practices and violations of law, rule, or regulation, the Bank consented to the issuance of an ORDER TO CEASE AND DESIST ("ORDER") by the FDIC and WDFI.

     The FDIC and WDFI considered the matter and determined that they had reason to believe that the Bank had engaged in unsafe or unsound banking practices and had violated laws, rules, or regulations. The FDIC and WDFI, therefore, accepted the CONSENT AGREEMENT and issued the following:

     IT IS HEREBY ORDERED, that the Bank, its institution-affiliated parties, as that term is defined in section 3(u) of the Act, 12 U.S.C. Section 1813(u), and its successors and assigns, cease and desist from the following unsafe or unsound banking practices and violations of law, rule, or regulation:

     A. Operating with an excessive level of adversely classified assets.

     B. Engaging in hazardous lending and lax collection practices, including, but not limited to:

          o Extending credit to borrowers without adequate repayment capacity or sufficient cash flow from the project financed;

          o Failing to establish and enforce adequate loan repayment programs;



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          o    Failing to provide for the type and quality of loan underwriting and credit analysis consistent with prudent industry standards;
               and

          o    Failing to identify problem credits in a timely manner.

     C. Operating with an inadequate allowance for loans and lease losses for the volume, kind, and quality of loans and leases held.

     D. Operating with an inadequate level of capital protection for the kind and quality of assets held.

     E. Operating with inadequate earnings.

     F. Operating with a board of directors which has failed to provide adequate supervision over and direction to the management of the Bank to prevent unsafe or unsound banking practices and violations of law, rule, or regulation.

     G. Operating with management whose policies and practices are detrimental to the Bank and jeopardize the safety of its deposits.

     H. Violating law, rule, or regulation, including:

                           (i) The requirements of section 103 of the Treasury Department's Financial
                                    Recordkeeping and Reporting of Currency and Foreign Transactions Regulation, 31 C.F.R.
                                    Section 103.22(c)(2).



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                           (ii)     The State of Wisconsin requirements
                                    regarding correspondent bank services set forth in section 221.0301 of Wisconsin Statutes, Wis. Stat. Section 221.0301.

     I. Operating with inadequate liquidity in light of the Bank's asset and liability mix.

     IT IS FURTHER ORDERED, that the Bank, its institution-affiliated parties, and its successors and assigns, take affirmative action as follows:

     1. (a) Within 60 days from the effective date of this ORDER, the Bank shall formulate and submit to the Regional Director of the Chicago Regional Office of the FDIC ("Regional Director") and the Administrator, Division of Banking, WDFI ("Administrator") for review and comment a written plan to reduce the Bank's risk position in each asset in excess of $1,000,000 which is classified "Substandard" or "Doubtful" in the Report of Examination as of September 29, 2003 ("Report"). In developing such plan, the Bank shall, at a minimum:

                           (i) Review the financial position of each such borrower, including source of repayment, repayment ability, and alternative repayment sources; and

                           (ii) Evaluate the available collateral for each such credit, including possible



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                                    actions to improve the Bank's collateral
                                    position.

         (b) Such plan shall include, but not be limited to:

                           (i) Dollar levels to which the Bank shall reduce each asset within six months from the effective date of this ORDER; and

                           (ii) Provisions for the submission of monthly written progress reports to the Bank's board of directors for review and notation in minutes of the meetings of the board of directors.

         (c) As used in this paragraph, "reduce" means to:

(1) collect; (2) charge off; or (3) improve the quality of such assets so as to warrant removal of any adverse classification by the FDIC and WDFI.

         (d) Within 30 days from the receipt of any comment from the Regional Director and Administrator, and after the adoption of any recommended changes, the Bank shall approve the written plan, which approval shall be recorded in the minutes of a board of directors' meeting. Thereafter, the Bank shall implement and follow this written plan.

     2. Within 60 days from the effective date of this ORDER, the Bank shall develop a system to correct loan administration



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deficiencies and ensure compliance with the loan policy. Specific areas to be addressed include:

                           (i)      Timely identification of problem credits;

                           (ii)     ALLL adequacy;

                           (iii) Global cash flow requirements for extensions of credit to related interests; and

                           (iv)     Capitalizing interest.

     3. (a) As of the effective date of this ORDER, the Bank shall not extend, directly or indirectly, any additional credit to, or for the benefit of, any borrower who is already obligated in any manner to the Bank on any extension of credit (including any portion thereof) that has been charged-off the books of the Bank or classified "Loss" so long as such credit remains uncollected.

         (b) As of the effective date of this ORDER, the Bank shall not extend, directly or indirectly, any additional credit to, or for the benefit of, any borrower whose loan or other credit has been classified "Substandard", "Doubtful" or is listed for "Special Mention" and is uncollected unless the Bank's board of directors has adopted, prior to such extension of credit, a detailed written statement giving the reasons why such extension of credit is in the best interest of the Bank. A copy of the statement shall be placed in the appropriate loan



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file and shall be incorporated in the minutes of the applicable board of directors' meeting.

     4. (a) Within 60 days from the effective date of this Order, the Bank shall submit to the Regional Director and Administrator for review and comment a written evaluation of the Bank's procedures for originating, approving, and monitoring out-of-area loans and loans purchased from affiliates, and a plan to improve current procedures.

         (b) Within 30 days of the receipt of any comments from the Regional Director or Administrator, and after the adoption of any recommended changes, the Bank shall approve the plan, which approval shall be recorded in the minutes of a board of directors' meeting. Thereafter the Bank shall implement and follow the plan.

     5. (a) As of the effective date of this ORDER, the Bank shall eliminate from its books, by charge-off or collection, all assets or portions of assets classified "Loss" and 50 percent of all assets classified "Doubtful" as of September 29, 2003, that have not been previously collected or charged off. Elimination or reduction of these assets with the proceeds of other Bank extensions of credit is not considered collection for the purpose of this paragraph.

         (b) Within 30 days from the effective date of this ORDER, the Bank shall make an additional provision for loan and



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lease losses which, after review and consideration by the board of directors, reflects the potential for further losses in the remaining loans or leases classified "Substandard" and "Doubtful" and all other loans and leases in its portfolio. In making this determination, the board of directors shall consider the Federal Financial Institutions Examination Council ("FFIEC") Instructions for the Reports of Condition and Income and any analysis of the Bank's ALLL provided by the FDIC or WDFI.

         (c) Within 30 days from the effective date of this ORDER, Reports of Condition and Income required by the FDIC and filed by the Bank subsequent to September 29, 2003, but prior to the effective date of this ORDER, shall be amended and refiled if they do not reflect a provision for loan and lease losses and an ALLL which are adequate considering the condition of the Bank's loan portfolio.

         (d) Prior to submission or publication of all Reports of Condition and Income required by the FDIC after the effective date of this ORDER, the board of directors of the Bank shall review the adequacy of the Bank's ALLL, provide for an adequate ALLL, and accurately report the same. The minutes of the board meeting at which such review is undertaken shall indicate the findings of the review, the amount of increase in the ALLL recommended, if any, and the basis for determination of the amount of ALLL provided. In making these determinations, the



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board of directors shall consider the FFIEC Instructions for the Reports of
Condition and Income and any analysis of the Bank's ALLL provided by the FDIC or WDFI.

        (e) ALLL entries required by this paragraph shall be made prior to any Tier 1 capital determinations required by this ORDER.

     6. (a) Within 30 days from the last day of each calendar quarter following the effective date of this ORDER, the Bank shall determine from its Report of Condition and Income its level of Tier 1 capital as a percentage of its total assets ("capital ratio") for that calendar quarter. If the capital ratio is less than 8.0 percent, the Bank shall, within 60 days of the date of the required determination, increase its capital ratio to not less than 8.0 percent calculated as of the end of that preceding quarterly period. For purposes of this ORDER, Tier 1 capital and total assets shall be calculated in accordance with Part 325 of the FDIC Rules and Regulations ("Part 325"), 12 C.F.R. Part 325.

        (b) Any such increase in Tier 1 capital may be accomplished by the following:

                           (i) The sale of common stock and noncumulative perpetual preferred stock constituting Tier 1 capital under Part 325; or



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                           (ii)     The elimination of all or part of the assets
                                    classified "Loss" or "one-half of Doubtful" as of September 29, 2003, without loss or liability to the Bank, provided any such collection on a partially charged-off asset shall first be applied to that portion of the asset which was not charged off pursuant to this ORDER; or

                           (iii) The collection in cash of assets previously charged off; or

                           (iv) The direct contribution of cash by the directors and/or the shareholders of the Bank; or

                           (v) Any other means acceptable to the Regional Director and Administrator; or

                           (vi)     Any combination of the above means.

         (c) If all or part of the increase in capital required by this paragraph is to be accomplished by the sale of securities, the board of directors of the Bank shall adopt and implement a plan for the sale of such securities, including the voting of any shares owned or proxies held by or controlled by them in favor of said plan. Should the implementation of the plan involve public or private distribution of Bank securities,



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

including a distribution limited only to the Bank's existing shareholders, the Bank shall prepare detailed offering materials fully describing the securities being offered, including an accurate description of the financial condition of the Bank and the circumstances giving rise to the offering, and other material disclosures necessary to comply with Federal securities laws. Prior to the implementation of the plan and, in any event, not less than 20 days prior to the dissemination of such materials, the materials used in the offering of the securities shall be submitted to the FDIC Registration and Disclosure Section, 550 17th Street, N.W., Washington, D.C. 20429 and to WDFI, 345 West Madison Avenue, 4th Floor, P.O. Box 7876, Madison, Wisconsin 53707-7876. Any changes requested to be made in the materials by the FDIC or WDFI shall be made prior to their dissemination.

         (d) In complying with the provisions of this paragraph, the Bank shall provide to any subscriber and/or purchaser of Bank securities written notice of any planned or existing development or other changes which are materially different from the information reflected in any offering materials used in connection with the sale of Bank securities. The written notice required by this paragraph shall be furnished within 10 calendar days of the date any material development or change was planned or occurred, whichever is earlier, and shall



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be furnished to every purchaser and/or subscriber of the Bank's original offering materials.

         (e) The capital ratio analysis required by this paragraph shall not negate the responsibility of the Bank and its board of directors for maintaining throughout the year an adequate level of capital protection for the kind, quality and degree of market depreciation of assets held by the Bank.

     7. As of the effective date of this ORDER, the Bank shall not declare or pay any cash dividend without the prior written consent of the Regional Director and Administrator.

     8. (a) Within 90 days from the effective date of this ORDER, the Bank shall formulate and submit to the Regional Director and Administrator for review and comment a written profit plan and a realistic, comprehensive budget for all categories of income and expense for calendar years 2004 and 2005. The plans required by this paragraph shall contain formal goals and strategies, consistent with sound banking practices, to reduce discretionary expenses and to improve the Bank's overall earnings, and shall contain a description of the operating assumptions that form the basis for major projected income and expense components.

         (b) The written profit plan shall address, at a minimum:



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                  (i)      realistic and comprehensive budgets;

                  (ii) a budget review process to monitor the income and expenses of the Bank to compare actual figures with budgetary projections;

                  (iii) identification of major areas in, and means by which, earnings will be improved; and

                  (iv) a description of the operating assumptions that form the basis for and adequately support major projected income and expense components.

         (c) Within 30 days from the end of each calendar quarter following completion of the profit plans and budgets required by this paragraph, the Bank's board of directors shall evaluate the Bank's actual performance in relation to the plan and budget, record the results of the evaluation, and note any actions taken by the Bank in the minutes of the board of directors' meeting at which such evaluation is undertaken.

         (d) A written profit plan and budget shall be prepared for each calendar year for which this ORDER is in effect and shall be submitted to the Regional Director and Administrator for review and comment within 30 days of the end of each year. Within 30 days of receipt of all such comments



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from the Regional Director and Administrator and after adoption of any recommended changes, the Bank shall approve the plan, which approval shall be recorded in the minutes of a board of directors' meeting. Thereafter, the Bank shall implement and follow the plan.

     9. (a) Within 90 days from the effective date of this ORDER, the Bank shall formulate and adopt a realistic, comprehensive strategic plan. The plan required by this paragraph shall contain an assessment of the Bank's current financial condition and market area, and a description of the operating assumptions that form the basis for major projected income and expense components.

         (b) The written strategic plan shall address, at a minimum:

                  (i) Strategies for pricing policies and asset/liability management; and

                  (ii) Financial goals, including pro forma statements for asset growth, capital adequacy, and earnings.

         (c) The Bank will submit the strategic plan to the Regional Director and Administrator for review and comment. After consideration of all such comments, the Bank shall approve the plan, which approval shall be recorded in the minutes of a board of directors' meeting.



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         (d) Within 30 days from the end of each calendar quarter following the adoption of the strategic plan by the Bank, the Bank's board of directors shall evaluate the Bank's actual performance in relation to the strategic plan required by this paragraph and record the results of the evaluation, and any actions taken by the Bank, in the minutes of the board of directors' meeting at which such evaluation is undertaken.

         (e) The strategic plan required by this ORDER shall be revised and submitted to the Regional Director and Administrator for review and comment 30 days prior to the end of each calendar year for which this ORDER is in effect. Within 30 days of receipt of all such comments from the Regional Director and Administrator, and after consideration of all such comments, the Bank shall approve the revised plan, which approval shall be recorded in the minutes of a board of directors' meeting. Thereafter, the Bank shall implement the revised plan.

     10. During the life of this ORDER, the Bank shall not increase its total assets by more than two percent during any consecutive three-month period without providing, at least 30 days prior to its implementation, a growth plan to the Regional Director and Administrator. Such growth plan, at a minimum, shall include the funding source to support the projected growth, as well as the anticipated use of funds. This growth plan shall not be implemented without the prior written consent



                                       15
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of the Regional Director and Administrator. For the purpose of this paragraph,
"total assets" shall be defined as in the Federal Financial Institutions Examination Council's Instructions for the Consolidated Reports of Condition and Income.

     11. During the life of this ORDER, the Bank shall not increase its loans and leases, net of unearned income, by more than two percent during any consecutive three-month period without providing, at least 30 days prior to its implementation, a growth plan to the Regional Director and Administrator. The growth plan shall not be implemented without the prior written consent of the Regional Director and Administrator. For the purpose of this paragraph, "loans and leases, net of unearned income" shall be defined as in the FFIEC Instructions for the Consolidated Reports of Condition and Income.

     12. During the life of this order, the Bank shall not implement a plan to sell, transfer, or otherwise dispose of any asset or group of assets with a value or aggregate value of greater than $1,000,000 without providing 10 days written notice to the Regional Director and Administrator for review and comment. Thereafter, the Bank shall approve the plan, which shall be recorded in the minutes of a board of directors' meeting.



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     13. (a) Within 90 days from the effective date of this ORDER, the Bank shall have and thereafter retain qualified management. Each member of management shall have the qualifications and experience commensurate with his or her duties and responsibilities at the Bank. The qualifications of management shall be assessed on its ability to:

                  (i)      Comply with the requirements of this ORDER;

                  (ii)     Operate the Bank in a safe and sound manner;

                  (iii)    Comply with applicable laws, rules, and regulations;
                           and

                  (iv) Restore all aspects of the Bank to a safe and sound condition, including asset quality, capital adequacy, earnings, management effectiveness, and liquidity.

         (b) During the life of this ORDER, the Bank shall notify the Regional Director and the Administrator in writing of any changes in any of the Bank's directors or senior executive officers. For purposes of this ORDER, "senior executive officer" is defined as in section 32 of the FDI Act ("section 32"), 12 U.S.C. Section 1831(i), and section 303.101(b) of the FDIC Rules and Regulations, 12 C.F.R. Section 303.101(b), and includes any person identified by the FDIC or the WDFI, whether or not hired



                                       17
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as an employee, with significant influence over, or who participates in, major policymaking decisions of the Bank.

         (c) Prior to the addition of any individual to the board of directors or the employment of any individual as a senior executive officer, the Bank shall comply with the requirements of section 32 and Subpart F of Part 303 of the FDIC Rules and Regulations, 12 C.F.R. Sections 303.100-303.104. Further, the Bank shall request and obtain the Administrator's written approval prior to the addition of any individual to the board of directors and the employment of any individual as a senior executive officer.

     14. (a) Within 30 days of the effective date of this Order, the Bank shall eliminate and/or correct all violations of law, rule or regulation in the Report.

         (b) Within 10 days of the effective of this Order, the Bank shall implement procedures to ensure future compliance with all applicable laws, rules and regulations.

     15. (a) No later than July 30, 2004, and continuing thereafter, the Bank shall file accurate Consolidated Reports of Condition and Income; and

         (b) Within 30 days of the effective date of this ORDER, the Bank shall establish policies and provide adequate training to ensure reports are filed accurately in the future. While this Order is in effect, the Bank shall submit to the



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Regional Director and Administrator a copy of all Reports of Condition and
Income filed with the FDIC.

     16. (a) Within 60 days from the effective date of this ORDER, the Bank shall develop and submit to the Regional Director and Administrator for review and comment a written plan addressing liquidity, rate sensitivity objectives, and asset/liability management. Annually thereafter during the life of this ORDER, the Bank shall review this plan for adequacy and, based upon such review, shall make appropriate revisions to the plan that are necessary to strengthen funds management procedures and maintain adequate provisions to meet the Bank's liquidity needs. The initial plan shall include, at a minimum, provisions:

                  (i) Establishing prudent limitations on liquidity and funds management measurements;

                  (ii) Establishing a desirable range for its net non-core funding ratio as computed in the Uniform Bank Performance Report;

                  (iii) Identifying the source and use of borrowed and/or volatile funds;

                  (iv) Establishing appropriate lines of credit at correspondent banks, including the appropriate Federal Reserve Bank;



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                  (v)      Requiring the retention of securities and/or other
                           identified categories of investments that can be liquidated within one day in amounts sufficient (as a percentage of the Bank's total assets) to ensure the maintenance of the Bank's liquidity posture at a level consistent with short- and long-term liquidity objectives;

                  (vi) Establishing contingency plans by identifying alternative courses of action designed to meet the Bank's liquidity needs; and

                  (vii) Addressing the proper use of borrowings and providing for appropriate tenor commensurate with the use of the borrowed funds, addressing concentration of funding sources, pricing and collateral requirements with specific allowable funding channels identified.

         (b) Within 30 days from the receipt of all such comments from the Regional Director and Administrator, and after revising the plan as necessary, the Bank shall adopt the plan, which adoption shall be recorded in the minutes of a board of



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directors' meeting. Thereafter, the Bank shall implement the plan.

     17. (a) Within 60 days of the effective date of this ORDER, the Bank shall conduct a study and prepare a written report for review and comment by the Regional Director and Administrator regarding loans extended as of July 31, 2003, to or for the benefit of CIB Marine Bancshares, Inc. stockholders (CIB Marine Stock Study). The CIB Marine Stock Study should at a minimum:

                  (i) Identify all loans extended to shareholders and/or their related interests;

                  (ii) Identify all loans extended with all or a portion of the proceeds used to finance the purchase of CIB Marine Bancshares, Inc. stock; and

                  (iii) Identify all loans extended that are collateralized by CIB Marine Bancshares, Inc. stock.

         (b) Within 30 days of the completion of the CIB Marine Stock Study, the Bank shall disclose the findings to the board of directors for review and notation in the minutes. The Bank shall establish procedures to monitor and maintain records



                                       21
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on such transactions to prevent covered transactions from exceeding limitations of section 23A.

     18. Following the effective date of this ORDER, the Bank shall send to its shareholders a copy or description of this ORDER: (1) in conjunction with the Bank's next shareholder communication; and (2) in conjunction with its notice or proxy statement preceding the Bank's next shareholder meeting. The description shall fully describe this ORDER in all material respects. The description and any accompanying communication, notice or statement shall be sent to the FDIC Registration and Disclosure Section 550 17th Street, N.W., Washington, D.C. 20429 and to WDFI, 345 West Washington Avenue, 4th Floor, P.O. Box 7876, Madison, Wisconsin 53707-7876, for review at least 20 days prior to dissemination to shareholders. Any changes requested to be made by the FDIC and WDFI shall be made prior to dissemination of the description, communication, notice or statement.

     19. Within 30 days from the effective date of this ORDER, the Bank shall establish a compliance committee comprised of at least three directors who are not officers of the Bank. The committee shall monitor compliance with this ORDER and, within 60 days from the effective date of this ORDER and every 90 days thereafter, shall submit to the board of directors for consideration at its regularly scheduled meeting a written



                                       22
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report detailing the Bank's compliance with this ORDER. The compliance report shall be incorporated into the minutes of the board of directors' meeting. Establishment of this committee does not in any way diminish the responsibility of the entire board of directors to ensure compliance with the provisions of this ORDER.

     20. Within 30 days from the end of each calendar quarter following the effective date of this ORDER, the Bank shall furnish to the Regional Director and Administrator written progress reports signed by each member of the Bank's board of directors, detailing the actions taken to secure compliance with the ORDER and the results thereof. Such reports may be discontinued when the corrections required by this ORDER have been accomplished and the Regional Director and Administrator have, in writing, released the Bank from making further reports.

     The Bank shall ensure that processes, personnel, and control systems are in place to ensure implementation of and adherence to the plans and proposals developed pursuant to this provision.

     The effective date of this ORDER shall be 10 calendar days after its issuance by the FDIC and WDFI.

     The provisions of this ORDER shall be binding upon the Bank, its institution-affiliated parties, and any successors and assigns thereof.

     The provisions of this ORDER shall remain effective and enforceable except to the extent that, and until such time as, any provision has been modified, terminated, suspended, or set aside by the FDIC and WDFI.


     Pursuant to delegated authority.

     Dated: MAY 19TH, 2004.

/s/ SCOTT M. POLAKOFF                       /s/ MICHAEL J. MACH
-----------------------------------         ------------------------------------
Scott M. Polakoff                           Michael J. Mach
Regional Director                           Administrator, Division of Banking
Chicago Regional Office                     Department of Financial Institutions
Federal Deposit Insurance                   State of Wisconsin
  Corporation



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